SBL Fund

805 King Farm Blvd., Suite 600

Rockville, Maryland 20850

Supplement dated March 11, 2014

to the Statutory Prospectus and Statement of Additional Information Dated April 30, 2013,

as supplemented from time to time

This supplement provides new and additional information beyond that contained in the currently effective Statutory Prospectus and Statement of Additional Information (“SAI”) for Series A (StylePlus—Large Core Series), Series J (StylePlus—Mid Growth Series), Series X (StylePlus—Small Growth Series) and Series Y (StylePlus—Large Growth Series) (each a “Series” and collectively the “Series”) and should be read in conjunction with the Statutory Prospectus and SAI.

Effective immediately, the Series will be able to invest in certain short-term fixed-income investment companies managed by Security Investors, LLC (the “Investment Manager”) or its affiliates for liquidity management purposes.

Therefore, effective immediately, the Statutory Prospectus and SAI will be revised substantially as follows:

STATUTORY PROSPECTUS

The following will be inserted after the third paragraph of the sections titled “Principal Investment Strategies” beginning on pages 1, 23, 50 and 55:

Under certain circumstances, the Series may invest a substantial portion of its assets in other short-term fixed-income investment companies advised by the Investment Manager, or an affiliate of the Investment Manager, for liquidity management purposes, including in order to increase yield on liquid investments used to collateralize derivatives positions. Investments in these investment companies will significantly increase the portfolio’s exposure to certain other asset categories, including: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Investment Manager, to be of comparable quality (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) collateralized loan obligations (“CLOs”), other asset-backed securities (including mortgage-backed securities) and similar investments; and (iv) other short-term fixed income securities. Such investments will expose the Series to the risks of these asset categories and may cause the Series to deviate from its principal investment strategy.

The following subsection will be inserted under the sections titled “Principal Risks” beginning on pages 2, 24, 51 and 56:

Collateralized Loan Obligations Risk—A CLO is a trust typically collateralized by a pool of loans, which may include, among others, domestic and foreign senior secured loans, senior unsecured loans, and subordinate corporate loans, including loans that may be rated below investment grade or equivalent unrated loans. The cash flows from the trust are split into two or more portions, called tranches, varying in risk and yield. CLOs are subject to the risk of substantial losses due to actual defaults, decrease of market value due to collateral defaults and disappearance of subordinate tranches, market anticipation of defaults, and investor aversion to CLO securities as a class. The risks of CLOs depend largely on the type of the underlying loans and the tranche of CLOs in which the Series invests. In addition, CLOs carry risks including interest rate risk, credit risk and default risk. Certain CLOs obtain their exposure through synthetic investments. These CLOs entail the risks of derivative instruments.

The subsections titled “High Yield and Unrated Securities Risk” under the sections titled “Principal Risks” beginning on pages 2, 24, 51 and 56 are replaced in their entirety with the following:

High Yield and Unrated Securities Risk—Higher yielding, below investment grade and unrated high risk debt securities may present additional risk because these securities may be less liquid and present more credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions. This exposure may be obtained through investments in other investment companies.

The subsections titled “Investment in Investment Vehicles Risk” under the sections titled “Principal Risks” beginning on pages 2, 24, 51 and 56 are replaced in their entirety with the following:

Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds, affiliated short-term fixed-income funds and other mutual funds, subjects the Series to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Series and its shareholders will incur its pro rata share of the underlying investment vehicles’ expenses.

The following will be inserted after the third sentence of the subsection titled “Investment in Investment Vehicles Risk” under the section titled “Description of Principal Risks” beginning on page 66:

Series A, Series J, Series X and Series Y may also invest in short-term fixed income funds (short-term bond funds managed by the Investment Managers or their affiliates (the “Guggenheim Short-Term Fixed-Income Funds”)), in connection with their cash management activities. The Guggenheim Short-Term Fixed-Income Funds are registered open-end investment companies available only to other investment companies and separately managed accounts managed by the Investment Manager and its affiliates.

SAI

The following paragraphs will be added to the end of the subsection titled “Shares of Other Investment Vehicles” under the section titled “Investment Policies and Management Practices” beginning on page 8:

Investments in Guggenheim Short-Term Fixed-Income Funds. Upon entering into certain derivatives contracts, such as futures contracts, and to maintain open positions in certain derivatives contracts, a Series may be required to post collateral for the contract, the amount of which may vary. As such, a Series may maintain significant liquid investments, including cash balances and foreign currency balances.

To the extent Series A, Series J, Series X and Series Y have significant cash balances, the Series may invest a substantial portion of its assets in certain Guggenheim short-term fixed-income funds, which are separate funds advised by the Investment Manager, or an affiliate of the Investment Manager, that implement a liquidity management strategy. These Guggenheim short-term fixed income funds invest in: (i) a broad range of high yield, high risk debt securities rated below the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by the Investment Manager, to be of comparable quality (also known as “junk bonds”); (ii) securities issued by the U.S. government or its agencies and instrumentalities; (iii) collateralized loan obligations (“CLOs”), other asset-backed securities (including mortgage-backed securities) and similar investments; and (iv) other short-term fixed-income securities. Accordingly, a Series that invests in such Guggenheim short-term fixed income funds would be subject to the risks tied to all of those investments and investment returns will vary based on the performance of those asset classes.

Please Retain This Supplement for Future Reference

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